UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2019

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 11, 2019 AtriCure, Inc. (“AtriCure” or the “Company”), SentreHEART, Inc., a Delaware corporation (“SentreHEART”), Stetson Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of AtriCure (“Merger Sub 1”) and Second Stetson Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of AtriCure (“Merger Sub 2”), and Shareholder Representative Services LLC, solely in its capacity as Securityholder Representative (as defined in the Merger Agreement) (the “Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, on the terms and subject to the satisfaction of the conditions set forth therein, Merger Sub 1 will merge with and into SentreHEART, with SentreHEART continuing as the surviving corporation and a wholly-owned subsidiary of AtriCure (the “Reverse Merger”), immediately following which SentreHEART will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a wholly-owned subsidiary of AtriCure (the “Second-Step Merger,” and, together with the Reverse Merger, the “Mergers”). Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement, as applicable.

Subject to its terms, the Merger Agreement requires AtriCure to make an up-front payment of approximately $40 million in cash and AtriCure common stock. Subject to the SentreHEART business meeting certain clinical and reimbursement milestones on or before December 31, 2026, as more particularly described in the Merger Agreement, SentreHEART stockholders will be eligible to receive additional contingent consideration. Of the contingent consideration, up to $140 million is based on a milestone related to the aMAZE™ IDE clinical trial, including PMA approval, and $120 million is based on a milestone related to reimbursement for the therapy involving SentreHEART’s devices. All contingent consideration will be payable in a combination of cash and stock, with the maximum number of shares that may be issued pursuant to the Merger limited to 19.9% of AtriCure’s total shares outstanding. The maximum contingent consideration payable by AtriCure will not exceed $260 million.

In connection with the Mergers, at the effective time of the Mergers, (i) each outstanding share of SentreHEART’s preferred stock, other than those shares held by AtriCure or its affiliates, shall be canceled, extinguished and converted into the right to receive the applicable Preferred Per Share Merger Consideration (as defined in the Merger Agreement), consisting of AtriCure common stock and cash, without any interest thereon, (ii) each outstanding warrant to purchase shares of SentreHEART’s preferred or common stock shall be cancelled and extinguished and the holder shall have the right to receive the Preferred Per Share Merger Consideration for each share of Series D Preferred Stock (as defined in the Merger Agreement) less the per share exercise price of such warrant, consisting of AtriCure common stock and cash, without any interest thereon, (iii) each outstanding share of SentreHEART’s common stock, other than those shares held by AtriCure or its affiliates, will be canceled, extinguished and converted into the right to receive the Common Per Share Merger Consideration (as defined in the Merger Agreement), consisting of AtriCure common stock and cash, without any interest thereon, and (iv) each outstanding option to purchase shares of SentreHEART’s common stock, whether vested or unvested, shall be cancelled and extinguished, and the holder of each such option shall have the right to receive an amount for each vested share equal to the Common Per Share Merger Consideration minus the per share exercise price of such option. Each SentreHEART Restricted Share and RSU (as such terms are defined in the Merger Agreement), whether vested or unvested, shall be cancelled and extinguished and each RSU Holder (as defined in the Merger Agreement) shall have the right to receive the Common Per Share Merger Consideration.

Pursuant to the terms of the Merger Agreement, consummation of the Mergers is subject to certain conditions, including, among others, (i) approval of the Mergers by SentreHEART’s stockholders, (ii) the absence of any material adverse effect on SentreHEART’s business, (iii) the continuing accuracy of each party’s representations and warranties and (iv) the satisfaction of other customary conditions. The Mergers are not conditioned upon the receipt by AtriCure of financing and AtriCure stockholder approval is not required. In addition, each of the Company and SentreHEART have made representations and warranties in the Merger Agreement that are customary for a transaction of this nature.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

SVB Amendment

On August 12, 2019, the Company entered into a Second Amendment (the “Second Amendment”) to the Company’s Loan and Security Agreement with Silicon Valley Bank dated February 23, 2018 (as previously amended, the “Credit Agreement”).

The Second Amendment:

•	Increases the available term loan advance from $40 million to $60 million.

•	Amends the interest rate on the principal amount of the outstanding Term Loan Advance from the greater of the Prime Rate or 4.50%, plus 0.50%, to the Prime Rate or 5.00%, plus 0.75%.

•	Amends the interest rate on Revolving Line of Credit Advances from the greater of the Prime Rate or 4.50%, to the greater of the Prime Rate or 5.00%.

•	Amends the final payment amount in respect of the Term Loan to 3.00% of the advanced amount.

•	Modifies the prepayment fee in respect of the Term Loan to be 4.00% of the Commitment Amount if paid before the first anniversary of the closing, 2.00% if paid after the first anniversary but before the second anniversary of the closing, and 1.00% thereafter.

•	Modifies the early termination fee in respect of the Revolving Line of Credit to be 3.00% of the Revolving Line if terminated before the first anniversary of the closing, 2.00% if terminated after the first anniversary but before the second anniversary of the closing, and 1.00% thereafter.

•	Amends the definition of the minimum liquidity ratio and related covenant.

•	Amends the maturity dates for both the Revolving Line of Credit and Term Loan to August 1, 2024.

•	Amends the Letter of Credit sublimit to $5 million.

•	Revises the definition of Available Amount, modifying how availability of the Revolving Line is calculated.

The foregoing description of the Amendment does not purport to be complete. The Amendment is attached to this report as Exhibit 10.1 and is incorporated into this Item 1.01 in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under “SVB Amendment” is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in the second paragraph of Item 1.01 of this report is incorporated by reference into this Item 3.02. All of the above-referenced securities are being offered and sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On August 12, 2019, AtriCure issued a press release announcing the signing of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 of this report.

AtriCure also prepared investor presentation materials with information about SentreHEART and the Mergers, which it intends to use as part of investor presentations and to use during a conference call to be held by AtriCure on August 12, 2019. A copy of the investor presentation materials is attached hereto as Exhibit 99.2 of this report and is incorporated herein by reference. AtriCure expressly disclaims any obligation to update or revise any of the information contained in the investor presentation.

The information under Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 of this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 of this report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Each of this Form 8-K and the press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance), statements regarding the closing of the acquisition of SentreHEART described herein, clinical trial enrollment and approval statements and other predictions of financial, clinical and operational performance. Such statements generally include words such as “believes,” “plans,” “estimates,” “hopes,” “projects,” “seek,” “see,” “would,” “should,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions and the negative versions thereof. You should not place undue reliance upon these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include, but are not limited to: the parties’ ability to satisfy the SentreHEART merger agreement conditions; AtriCure’s ability to realize anticipated synergies from the acquisition of SentreHEART; AtriCure’s ability to successfully integrate SentreHEART’s operations and technology; the rate and degree of market acceptance of AtriCure’s products; AtriCure’s ability to develop and market new and enhanced products; AtriCure’s ability to retain and attract key employees; the timing of and ability to obtain and maintain regulatory clearances and approvals for products; the timing of and ability to obtain reimbursement of procedures utilizing AtriCure’s products; AtriCure’s ability to continue to be in compliance with applicable U.S. federal and state and foreign government laws and regulations; AtriCure’s ability to consummate other acquisitions or, if consummated, to successfully integrate acquired businesses into AtriCure’s operations; AtriCure’s ability to recognize the benefits of acquisitions generally, including potential synergies and cost savings; failure of an acquisition or acquired company to achieve its plans and objectives generally; risk that proposed or consummated acquisitions may disrupt operations or pose difficulties in employee retention or otherwise affect financial or operating results; AtriCure’s ability to raise any capital that may be required to accomplish the foregoing; competition from existing and new products and procedures, including the development of drug or catheter-based technologies; and AtriCure’s ability to effectively react to other risks and uncertainties described from time to time in AtriCure’s SEC filings, such as fluctuation of quarterly financial results, fluctuations in exchange rates for future sales denominated in foreign currency, which represent a majority of AtriCure’s sales outside of the United States, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, including tax law changes, and stock price volatility. AtriCure does not guarantee any forward-looking statement, and actual results may differ materially from those projected. AtriCure undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

2.1

Agreement and Plan of Merger, dated as of August 11, 2019 among SentreHEART, Inc., AtriCure, Inc., Stetson Merger Sub, Inc., Second Stetson Merger Sub, LLC and Shareholder Representative Services LLC, as Securityholder Representative

10.1	Second Amendment to Loan and Security Agreement dated August 12, 2019 among AtriCure, Inc., Silicon Valley Bank, and the other parties named therein

99.1	Press Release dated August 12, 2019

99.2	Investor Presentation—Transaction Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: August 12, 2019	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer